                   SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            CAPITAL GROWTH SECURITIES




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                                 _                                  _
                                |        ______________________  |
FORMULA:                        |       |                        |
                                |  /\ n |          ERV           |
                      T  =      |    \  |     -------------      |  - 1
                                |     \ |           P            |
                                |      \|                        |
                                |_                              _|

                     T = AVERAGE ANNUAL TOTAL RETURN
                     n = NUMBER OF YEARS
                   ERV = ENDING REDEEMABLE VALUE
                     P = INITIAL INVESTMENT


                                                                   (A)
  $1,000            ERV AS OF       AGGREGATE         NUMBER OF   AVERAGE ANNUAL
INVESTED - P         31-Oct-95    TOTAL RETURN        YEARS - n   TOTAL RETURN - T
---------------    -------------  --------------      -------------------------------------
   31-Oct-94          $1,164.20      16.42%                  1.00           16.42%

   31-Oct-90          $1,756.90      75.69%                  5.00           11.93%

   02-Apr-90          $1,623.00      62.30%                  5.58            9.07%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                                 _                                  _
                                |        ______________________  |
FORMULA:                        |       |                        |
                                |  /\ n |          EV            |
                      t  =      |    \  |     -------------      |  - 1
                                |     \ |           P            |
                                |      \|                        |
                                |_                              _|

                                    EV
                     TR  =      ----------   - 1
                                     P


               t = AVERAGE ANNUAL TOTAL RETURN
                   (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               n = NUMBER OF YEARS
              EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
               P = INITIAL INVESTMENT
              TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                            (C)                                                   (B)
  $1,000           EV AS OF                TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P         31-Oct-95             RETURN - TR           YEARS - n                   TOTAL RETURN - t
---------------    -------------           -----------           -----------------    ------ ------------------------
   31-Oct-94          $1,214.20                 21.42%                       1.00                      21.42%

   31-Oct-90          $1,776.90                 77.69%                       5.00                      12.18%

   02-Apr-90          $1,633.00                 63.30%                       5.58                       9.19%

(D)         GROWTH OF $10,000
(E)         GROWTH OF $50,000
(F)         GROWTH OF $100,000

FORMULA:     G= (TR+1)*P
             G= GROWTH OF INITIAL INVESTMENT
             P= INITIAL INVESTMENT
             TR= TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL                   (D)   GROWTH OF           (E)  GROWTH OF              (F)  GROWTH OF
INVESTED - P       RETURN - TR             $10,000 INVESTMENT - G    $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
-------------      -------------           ------------------------------------------------------------------------------------
   02-Apr-90               63.30              $16,330                              $81,850                 $163,300